SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2006

GOVERNMENT PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31962	20-0611663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13625 California Street, Suite 310, Omaha, Nebraska	68154

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 391-0010

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On May 22, 2006, Government Properties Trust, Inc. (GPT) issued a press release announcing that its Board of Directors has engaged Wachovia Capital Markets, LLC as the Company’s exclusive financial advisor to assist in evaluating various alternatives that may be available to the Company.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
99.1	Press Release of the Company, dated May 22, 2006, announcing the Company has engaged Wachovia Capital Markets, LLC as financial advisor to assist in evaluating various alternatives that may be available to the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES TRUST, INC.
Date: May 23, 2006	By:	/s/ Nancy D. Olson
Nancy D. Olson
Chief Financial Officer and Treasurer